                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Northern California Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        NORTHERN CALIFORNIA BANCORP, INC.
                  601 MUNRAS AVENUE, MONTEREY, CALIFORNIA 93940
                                 (831) 649-4600
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 22, 1999
                                    5:00 P.M.

            The Annual Meeting of Shareholders of Northern California Bancorp, Inc. (the "Company") will be held at the Company's office located at 601 Munras Avenue, Monterey, California 93940, on Thursday, July 22, 1999 at 5:00 p.m., for the following purposes:

            1. To elect the following FIVE (5) nominees to serve as directors of the Company until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                                    Charles T. Chrietzberg, Jr.
                                    Sandra G. Chrietzberg
                                    Peter J. Coniglio
                                    Carla S. Hudson
                                    John M. Lotz

            2. To consider and transact such other business as may properly be brought before the meeting and any adjournment or adjournments thereof.

            Shareholders of record at the close of business on June 30, 1999 are entitled to notice of and to vote at the meeting.

            YOU ARE REQUESTED TO DATE, EXECUTE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, EITHER BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON, OR BY FILING WITH THE SECRETARY OF THE COMPANY PRIOR TO THE MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.

            PLEASE INDICATE ON THE PROXY WHETHER YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                Andre G. Herrera
                                Secretary

Dated: July 1, 1999
Monterey, California

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        NORTHERN CALIFORNIA BANCORP, INC.



               This statement is furnished in connection with the solicitation of proxies to be used on behalf of the Board of Directors of Northern California Bancorp, Inc. (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California, 93940 on Thursday, July 22, 1999 at 5:00 p.m., and at any adjournments thereof (the "Meeting").

              Management anticipates that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about July 1, 1999.

              A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his election to vote in person. Shares represented by a properly executed proxy received prior to the Meeting will be voted in accordance with the shareholder's specifications, as noted on the proxy, or if not otherwise specified, and unless revoked, such shares will be voted in favor of election of the nominees specified herein and in favor of the other proposals specified herein.

              The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

              The Company's Board of Directors is soliciting the enclosed proxy. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.



                                VOTING SECURITIES

OUTSTANDING SHARES AND RECORD DATE


              Shareholders of record as of the close of business on June 30, 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 937,190 shares of common stock, no par value ("Common Stock"), outstanding.

VOTING RIGHTS

              Each shareholder of record of Common Stock is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless, prior to the voting at the meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not presently intend to cumulate votes it may hold pursuant to the proxies solicited herein, unless shareholders direct otherwise. If, however, other director nominations are made and any shareholder gives notice of intention to cumulate votes, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

              Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires. The five (5) candidates receiving the highest number of votes are elected.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information as of the Record Date pertaining to beneficial ownership of the Company's Common Stock by persons known to the Company to own 5% or more of such stock, current directors of the Company, and all directors and officers (1) of the Company as a group. The information contained herein has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company. All of the persons are directors of the Company except for the David S. Lewis Trust.

              The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, attention should be given to the footnote references set forth in the column "Common Stock Beneficially Held - Amount Held." In addition, shares of Common Stock issuable pursuant to options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance. Unless otherwise stated, voting and investment powers are shared with the spouse of the respective shareholder under California community property laws.

                          (continued on following page)

---------------------
(1) As used throughout this Proxy Statement, the term "officer" refers to Executive Officers, which includes the Chairman of the Board, President and Chief Executive Officer; the Senior Vice President/Chief Operating Officer and Chief Financial Officer; and the Senior Vice President and Chief Lending Officer of the Company's wholly-owned subsidiary, Monterey County Bank (the "Bank").


                                                     Amount and Nature of              Percent of
           Name and Address                          Beneficial Ownership                Class
----------------------------------------         -----------------------------        -------------
Charles T. Chrietzberg, Jr.                              453,311  (1)(2)(3)                43.98%

Sandra G. Chrietzberg                                    453,311  (2)(3)                   43.98%

Peter J. Coniglio                                         45,897  (4)(5)                    4.78%

Carla S. Hudson                                           18,263  (6)                       1.92%

John M. Lotz                                              19,250  (7)                       2.02%

All Directors & Executive                                565,919  (8)                      51.22%
Officers as a Group
(7 in number)

David S. Lewis Trust                                     121,000  (4)                      12.81%
30500 Aurora del Mar
Carmel, CA  93923

----------------------
(1) Includes 93,500 shares subject to his employee stock options. 275,000 shares of the common Stock owned by Mr. Chrietzberg are pledged to secure a loan from an unaffiliated bank.

(2) The shares include an aggregate of 12,580 shares held beneficially by Mr. Chrietzberg and Mrs. Chrietzberg in Individual Retirement Accounts, where voting power is also shared with the custodian of the account.

(3)  Includes shares of spouse pursuant to California's community property laws.

(4)  Sole voting power.

(5) Includes 22,000 shares subject to the respective director's stock options. Of the remaining shares 18,122 are held in a family trust controlled by Mr. Coniglio, as to which he has sole voting and investment power, while 5,775 shares are held by Hudson, Martin, Ferrante & Street, a partnership of which Mr. Coniglio is the managing partner, with voting and investment power.

(6) Includes 13,750 shares subject to the respective director's stock options. The remaining shares are held jointly with family members, other than 1,100 shares held in a corporate pension, as to which Ms. Hudson has voting and investment power.

(7) Includes 16,500 shares subject to the respective director's stock options. The remaining shares are held jointly with family members, with shared voting and investment power.

(8) Includes all options included above, plus 7,198 shares of stock owned by, and 22,000 shares subject to options held by, executive officers who are not also directors.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company may be no less than five (5) and no more than nine (9), with the exact number to be fixed by a resolution of the Board of Directors or the shareholders. The number of directors is presently fixed at five (5).

            The persons named below have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. Additional nominations can be made only by complying with the notice provisions included in the Notice of Meeting. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed. The five (5) nominees receiving the highest number of votes at the Meeting shall be elected.

             The following table provides information as of the Record Date with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Year first appointed or elected refers to the year first appointed or elected as a director of the Company or its predecessor, the Bank. Reference is made to the section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to stock ownership of the nominees.

                                                                                             Yr. 1st
                                                                                            Appointed
                                         Business Experience                               Or Elected
Name of Director                  Age    During Past 5 Years                                Director
----------------                  ---    -------------------                                --------

Charles T. Chrietzberg, Jr.        57     President, Chairman and CEO of the Company,        1985
                                          and its predecessor, Monterey County Bank
                                          since 3/87.
                                                                                             1988
Sandra G. Chrietzberg              55     Investor; formerly President and CEO, Queen
                                          of Chardonnay, Inc., dba La Reina Winery,
                                          1984-1993

Peter J. Coniglio                  69     Attorney/Partner - Hudson Martin, Ferrante &       1976
                                          Street, Monterey, CA.

Carla S. Hudson, CPA               45     Partner, Huey & Hudson CPAs,   Monterey, CA.       1994

John M. Lotz                       57     President and CEO of Couroc of Monterey            1992
                                          (1997), Real Estate developer 1991-1996


             Directors of the Company serve in similar capacities with the Bank. There are no family relationships between any two or more of the directors, or officers, except that Sandra G. Chrietzberg and Charles T. Chrietzberg, Jr. are spouses and Andre G. Herrera, Vice President and Corporate Secretarv of the Company, is their son-in-law.

             THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1:
TO ELECT THE FIVE (5) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AMD UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: CHARLES T. CHRIETZBERG, JR., SANDRA G. CHRIETZBERG, PETER J, CONIGLIO, CARLA S. HUDSON AND JOHN M. LOTZ.

                 INFORMATION PERTAINING TO ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS: DIRECTOR ATTENDANCE

             Due to the compact size of the Board of Directors, most functions allocated to committees on a larger Board of Directors are handled by the Board as a whole at the Company. The Company did not maintain separate loan or nominating committees in 1998. In 1998, the only committee which was active was the following:

            The Audit Committee reviews and conducts (through outside consultants) an independent audit of policies and procedures of the Company. The Audit Committee, consisting of directors Coniglio, Hudson, and Lotz, met 1 time in 1998.

             During 1998, the Board of Directors of the Company held 21 regularly scheduled meetings and special meetings. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the Board of Directors on which the director served (during the period for which the director served).

CASH COMPENSATION

             The following information is furnished with respect to executive officers of the Company whose aggregate cash compensation from the Company during 1998 exceeded $100,000. All compensation was paid by the Bank; the Company does not separately pay its officers. No restricted stock awards or LTIP payouts were made.


                                              ANNUAL COMPENSATION                    LONG TERM COMPENSATION AWARDS
                                        ----------------------------------   -------------------------------------------
                                                                   Other      Restricted   Securities         All
                                                                   Annual       Stock      Underlying        Other
Name & Principal Position        Year    Salary     Bonus       Compensation    Award     Options/ SARs   Compensation
------------------------------------------------------------------------------------------------------------------------
Charles T. Chrietzberg, Jr.      1998    $156,020   $160,000      $5,343 (1)     None        25,000          $2,199 (2)
Chairman, President &            1997     150,938   $160,000      $5,197 (1)     None         None           $7,530 (2)
CEO                              1996     164,360    130,000       3,555 (1)     None         None           16,088 (2)

Bruce N. Warner                  1998      74,254     28,358        None         None         5,000            None
Senior Vice President,           1997      67,268     18,020        None         None        10,000            None
Chief Financial Officer,         1996      61,147     15,000        None         None         None             None
Chief Operating Officer

(1) Represents personal use of company automobile and insurance premiums on life insurance policy as described below.

(2) Represents the expense accrued in the Salary Continuation Plan as more fully described in the Long Term Incentive Plan Table.

            Until June 1, 1990 the Bank furnished certain executive officers with a taxable car allowance. The Bank discontinued car allowances on June 1, 1990 and purchased a bank owned automobile for the use of its Chief Executive Officer (the value of his personal use of the automobile is included above). The Bank furnishes, on a nondiscriminatory basis, to the employees: (i) insurance benefits; and (ii) other benefits. The value of these benefits (excluding non-discriminatory plan benefits) was less than the lesser of $50,000 or ten percent of the compensation shown above for the respective persons or group, and is not included in the table.

             The Board of Directors of the Bank authorized the Bank to enter into a three year employment contract with Mr. Chrietzberg, effective January 1, 1997. It provided for a base salary of $150,000 per year, a Bank furnished automobile or automobile allowance, and a bonus based on profits. The minimum bonus, not to exceed $160,000 annually, will equal $10,000 for each 0.1 percent that the Bank's profits exceed 0.8 percent return on average assets plus $10,000 for each 1 percent that the Bank's return on equity exceeds 9.0 percent. Under the terms of the contract, if Mr. Chrietzberg is terminated other than for cause (as defined in the contract), he is entitled to severance compensation for his monthly salary plus a pro rated incentive bonus for the lesser of 24 months or the remaining term of his contract (which ends in December, 1999); however, if the termination follows within six (6) months after a change in control transaction (as defined in the contract), he is entitled to such severance compensation for the greater of 24 months or the remainder of the term of the contract. In addition, the Bank provides Mr. Chrietzberg with insurance on his life, owned by the Bank but payable to his beneficiary, in the amount of $1,000,000 in excess of the amounts provided on a non-discriminatory basis to other employees. Mr. Chrietzberg's beneficiary has agreed to reimburse the Bank out of the proceeds of such policy an amount equal to the greater of the cash value of such policy at the time of Mr. Chrietzberg's death, or the amount of premiums paid by the Bank.

             The following table sets forth certain information regarding the long term incentive plans provided for Mr. Chrietzberg.


                                            Performance or                    Estimated Future Payouts under
                  Number of                 Other Period                        Non-Stock Price-Based Plans
                  Shares, Units             Until                            ---------------------------------
                  or Other Rights           Maturation or                    Threshold    Target     Maximum
Name                  (#)                   Payment                           ($ or #)    ($ or #)   ($ or #)
----              ---------------           -----------------------------    ---------    --------   ---------
Charles T.        Salary                    Retirement at age 65, subject        None        None    75,000/yr.
Chrietzberg, Jr   Continuation              to provisions for earlier                                15 years
                  Agreement                 payout described below

         In December, 1993, the Board of Directors approved a Salary Continuation Agreement for the benefit of Mr. Chrietzberg that provided for payments of $75,000 per year, for 15 years, if he remains with the Bank until normal retirement commencing age 65. After consideration of the impact of such an agreement on the Bank's income, the Bank amended the Agreement to provide for one half the original benefit amounts, but adopted Surviving Income Agreements which provide benefits upon the death of the executive to his beneficiary in a single payment, in an amount equal to the retirement benefit. The Salary Continuation Agreement provides for lesser payments in the event of early retirement, generally designated to coincide with increases in the anticipated surrender value for the life insurance policies described below. The Bank's obligations under the Salary Continuation Agreement are not secured by any segregated amounts, but are informally funded by the purchase of single-premium life insurance policies. The salary continuation expense accrued in 1998, 1997 and 1996 was $2,199, $7,530 and $11,776, respectively. Based upon the current projected earnings of the insurance used to fund the Bank's obligations under the Agreement, and the anticipated salary continuation expense to be booked, net of tax benefits, the Bank anticipates (based upon current tax laws and assumptions regarding the yield on alternative investment(s) that the cost of the benefits to be provided under the agreement will not have a material adverse impact on the Bank's net income after taxes in the future, although no assurance can be given in this regard. Additionally, since the Surviving Income Agreement has been adopted to provide part of the benefits upon the death of the executive, the total amount of payout can not be precisely determined. However, the information represents the best estimate of Management based on the terms of the plan.

         The following table sets forth certain information concerning the grant of stock options under the Company's 1998 Stock Option Plan to the named executive officers during the year ended December 31, 1998.

                      Option/SAR Grants in Last fiscal Year

                                    Number of               Percent of
                                   Securities             total options/
                                   Underlying              SARs granted            Exercise or
                                  Options/Sars             to employees            base price         Expiration
            Name                   granted (#)            in fiscal year             ($/Sh)              date
-----------------------------  --------------------   -----------------------   ------------------  ----------------
Charles T. Chrietzberg, Jr.          25,000                   39.68%                  3.30              10/1/03
Bruce N. Warner                       5,000                    7.94%                  3.00              10/1/03

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS/SAR VALUES

            No options or SARs were exercised during 1998. The following table provides information regarding unexercised options held by each of the named executive officers (all such options are currently exercisable):

                                                                       Value of
                                Number of                             Unexercised
                               Unexercised                            in-the-Money
                                 Shares                              Options/SARs at                 Options/SARs at
                               Acquired on       Value                  FY-End(#)                      FY-End ($) 1/
    Name                       Exercise (#)   Received ($)    Exercisable     Unexercisable     Exercisable     Unexercisable
--------------------------    -------------  ---------------  --------------  -------------   ---------------   -------------
Charles T. Chrietzberg, Jr.       None          None            93,500           None              66,000         None
Bruce N. Warner                   None          None            22,000           None              11,000         None

1/ The value of unexercised options was calculated based on a trade in the stock of the Company at $3.00 on December 23, 1998, the trade closest to 1998 fiscal year end. Trading in the stock of the Company is infrequent, and may not be an accurate indicator of the true value of shares of stock in the Company.


COMPENSATION OF DIRECTORS

         In 1998, each director received a standard fee of $500 per regular board meeting of the Bank attended and $150 for each committee meeting of the Bank attended.


1998 STOCK OPTION PLAN

         On April 16, 1998 the Board of Directors adopted, and on June 12, 1998, shareholders of the Company approved, the Northern California Bancorp 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan provides that the Company may grant options to purchase shares of common stock to certain employees or directors at a price equal to or greater than the market value on the date of grant. The terms applicable to these various types of Options, including those terms that may be established by the Committee when making or administering particular Options, are set forth in detail in the 1998 Plan. The aggregate number of shares of common stock that may be issued under the 1998 Plan shall not exceed 250,000 shares, subject to adjustment as provided in the 1998 Plan. The Committee may grant Options under the 1998 Plan until April 15, 2008. The 1998 Plan will remain in effect until all options granted under the 1998 Plan have been satisfied or expired.

         Options granted under the 1998 Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or options that are not intended to so qualify. An Incentive Stock Option may only be granted to an individual who is an employee at the time the option is granted. No Incentive Stock Option may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code), unless (i) at the time such option is granted the option price is at least 110% of the Market Value per Share of the common stock subject to the option and (ii) such option by its terms is not exercisable after the expiration of five years from the date of grant. In all other cases, options are required to have an exercise period of not longer than 10 years.

1987 AMENDED STOCK OPTION PLAN

         On May 31, 1989 the Board of directors adopted, and on June 14, 1989, shareholders of the Company approved, the Amended 1987 Stock Option Plan (the "amended 1987 Plan"). The Amended 1987 Plan replaced the 1977 Stock Option Plan (which expired, by its terms, in 1987). The Amended 1987 Plan authorizes the granting of (1) options which qualify as "incentive stock options" under the Internal Revenue Code ("Code") and (2) nonstaturtory stock options. The Amended 1987 Plan provides that incentive stock options and nonstatutory stock options representing up to 30% of the Company's authorized but unissued shares will be available to directors and full-time salaried officers and employees of the Company. The Company may not issue an options to any individual if the issuance, when added to the aggregate outstanding amount of options previously issued to the individual would exceed 10 percent of the number of shares outstanding at the time of the issuance of the option. The exercise price must be not less than 100 percent of the fair market value of the shares on the date of grant. However, an incentive stock option granted to an individual owning 10 percent or more of the Company's stock after such grant must have an exercise price of at least 110 percent of such fair market value and an exercise period of not more than 5 years. In all other cases, options are required to have an exercise period of not longer than 10 years. No incentive stock option may be granted to a director who is not otherwise eligible as a full-time officer or employee.


OTHER COMPENSATORY PLANS

        In 1995, the Company established an Employee Stock Ownership Plan (the "ESOP") to invest in the Company's common stock for the benefit of eligible employees. However, the Company has made no contributions to the Trust established for the ESOP.

        The Bank maintains a salary reduction plan under Section 401(k) of the Internal Revenue Code of 1986. The 401(k) plan covers substantially all full-time employees who have completed four months of service with the Bank. Employees may defer up to a maximum of the lesser of 15% of annual compensation income, or $10,500. The Bank has the discretion to make contributions which match a portion of the employee contributions. No contributions were made by the Bank during the years 1995-1998.

CERTAIN TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates (including members of their immediate families, certain related trusts and estates and corporations in which they are executive officers, partners or holders of ten percent or more of any class of equity securities). Management of the Bank believes that these transactions have been (and those in the future are intended to be) on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. Management does not believe that any such loans are outside the ordinary course of business. Loans to such borrowers (or guaranteed or endorsed by them) as of December 31, 1998 amounted to approximately $167,742. The total of such loans represents approximately 4.88% of the Bank's total capital accounts.

                                                                             Outstanding as of
                                              Maximum Amount                 December 31, 1998
                                       ----------------------------      ----------------------------
                                                       Percent of                        Percent of
                                                         Equity                            Equity
                     Name                Amount          Capital           Amount          Capital
-----------------------------------    -----------    --------------     -----------    --------------
Peter J. Coniglio                          90,725             2.96%               0             0.00%
Carla S. Hudson                            56,000             1.63%          56,000             1.63%
John M. Lotz                              119,307             3.66%         108,298             3.15%
Directors, Principal                      271,793             8.87%         167,742             4.88%
Shareholder, and Officers
as a Group (8 in number)

         During 1998, the law firm of Hudson, Martin, Ferrante & Street, of which Mr. Peter J. Coniglio is a partner, performed legal services for the Bank, for which the Bank paid $3,045. The Board of Directors has determined that it obtained those legal services at no less favorable rates than could have been obtained from a non-affiliated law firm.

                                   ACCOUNTANTS


Hutchinson & Bloodgood LLP served as the Company's and the Bank's principal accountant during 1998, and it is anticipated that such firm will be retained in the same capacity in 1999. A representative of the firm is expected at the Meeting, to be available to answer appropriate questions from shareholders in attendance and to make any statement the representative desires.


                          ANNUAL REPORT ON FORM 10-KSB

        The annual report of the Company on Form 10-KSB for the fiscal year ended December 31, 1998 is included with this mailing to shareholders.


                PROPOSALS BY SHAREHOLDERS AT 2000 ANNUAL MEETING

         If any shareholder of the Company timely notifies the Company of his intention to present a proposal for action at a forthcoming meeting of the Company's shareholders, the Company will set forth the proposal in its proxy statement or information statement. Any shareholder desiring to submit a proposal for action at the 2000 Annual Meeting of Shareholders should submit such proposal in writing to the Company at its principal place of business no later than January 31, 2000.


                                  OTHER MATTERS

        Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of management and authority to do so is included in the proxy.

                                             Northern California Bancorp, Inc.

Monterey, California
July 1, 1999                                 By:
                                                --------------------------------
                                                   Andre G. Herrera, Secretary

                                      PROXY
                        NORTHERN CALIFORNIA BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS


         The undersigned shareholder of Northern California Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Charles T. Chrietzberg, Jr., and Peter J. Coniglio, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California at 5:00 PM. on July 22, 1999, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as follows:

1.   ELECTION OF DIRECTORS. To elect as directors the nominees set forth below:

     [ ]  FOR all nominees listed (except as marked to the contrary below).

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THE NOMINEE'S NAME(S) IN THE LIST BELOW:

                        Charles T. Chrietzberg, Jr.
                        Sandra G, Chrietzberg
                        Peter J. Coniglio
                        Carla S. Hudson
                        John M. Lotz

2.   To transact such other business as may properly come before the meeting.

         EXECUTION OF THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" PROPOSAL 1 LISTED ABOVE UNLESS THE SHAREHOLDER DIRECTS OTHERWISE. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

         When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/we do [ ] do not [ ] expect to attend this meeting.

Dated:                            ,1999
      --------------------------


-------------------------------
Signature of Shareholder(s)


-----------------------------------
Signature of Shareholder(s)